EXHIBIT 99.1

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                  May 5, 2004

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                Preliminary Structural and Collateral Term Sheet
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               $388,000,000 (approximate) of Senior Certificates
             Washington Mutual Mortgage Securities Corp., Depositor
            WaMu Mortgage Pass-Through Certificates, Series 2004-S2


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                           Features of the Transaction
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o        Offering consists of three tracks of senior certificates and one PO certificate totaling approximately $388,000,000 expected to be rated AAA by two of the three: S&P, Fitch, or Moody's. The three tracks of seniors are expected to be approximately:
         $78,240,000 of 5.00% coupons (Track 1 - 30 years) $251,230,000 of 5.50%
         coupons (Track 2 - 30 years) $57,230,000 of 6.00% coupons (Track 3 - 30 years)
o The overall expected amount of credit support for the senior certificates is expected to be approximately 3.00% +/- 0.50% in the form of subordination with a shifting interest structure and a five-year prepayment lockout.
o All collateral consists of conventional fixed-rate mortgage loans each set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties.
o It is expected that all mortgage loans with original loan-to-value ratios greater than 80% will have private mortgage insurance.
o The amount of senior certificates is approximate and may vary by up to 5%.

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                                   Time Table
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
Expected Settlement:                                                                  May 25, 2004
Cut-off Date:                                                                          May 1, 2004
First Distribution Date:                                                             June 25, 2004
Distribution Date:                                                              25th of each month

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                                    Key Terms
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Issuer: Washington Mutual Mortgage Securities Corp.

Underwriter: Goldman, Sachs & Co.

Master Servicer/Depositor: Washington Mutual Mortgage Securities Corp.

Trustee:  US Bank National Association

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, for payoffs made on or after the 15th and prior to the end of the month prior to the Distribution Date in the amount up to (i) the monthly master servicing fee for such Distribution Date, (ii) investment income earned by the Master Servicer on payoffs to be paid on such Distribution Date,
(iii) interest payments on payoffs collected during the first to the 14th day of the month in which the Distribution Date occurs. Subject to other applicable Compensating Interest rules. Compensating Interest is not paid on curtailments.

Legal Investment: The senior certificates are expected to be SMMEA eligible at settlement.

Interest Accrual: Prior calendar month

Clean Up Call: 5% of the Cut-off Date principal balance of the Loans.

ERISA Eligible: Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel.

Tax Treatment: Multiple REMIC structure; senior certificates (other than the residual certificate: a residual interest) are regular interests

Structure:  Senior/Subordinate;  shifting  interest with a five-year  prepayment
lockout   to   junior   certificates.    The   junior   certificates   will   be
cross-collateralized.

Expected Subordination: 3.00% +/- 0.50% for Tracks 1, 2, 3.

Expected Rating Agencies: 2 of the 3: S&P, Fitch, or Moody's.

Minimum Denomination: Senior certificates - $25,000

Delivery: Senior certificates - DTC

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Collateral Description                                     30 Yr - Track 1  30 Yr - Track 2   30 Yr - Track 3    Total - All
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                                                                                                                 Tracks
Total Outstanding Principal Balance1:                          $82,000,000      $259,000,000        $59,000,000       $400,000,000
Number of Mortgage Loans2:                                             314               697                257                796
Average Original Principal Balance of the Mortgage Loans              $498              $503               $506               $503
(000's)3:
Weighted Average Annual Mortgage Interest Rate:                      5.39%             5.74%              6.00%              5.71%
Expected Servicing Fees (including Master Servicing Fee):            0.25%             0.25%              0.25%              0.25%
Weighted Average Maturity (months):                                    358               358                359                358
Weighted Average Seasoning (months):                                     1                 1                  1                  1
Weighted Average Original Loan-To-Value Ratio:                         67%               67%                67%                67%
Owner Occupied:                                                        98%               97%                96%                97%
Cashout Refinancing/Refinancing Total:                             11%/55%           18%/69%            29%/72%            18%/66%
Full Documentation:                                                    91%               82%                76%                83%
Weighted Average FICO Score:                                           745               735                720                735
California:                                                            50%               50%                49%                50%
Single Family Detached:                                                94%               97%                91%                93%

1 The final collateral is a subset of the mortgage loans used to determine the information under Collateral Description.

2 This represents the number of mortgage loans contributing all or part of their cash flow to the respective track. The total number of mortgage loans is 796 and the total principal balance is $400,000,000.

3 This represents the average principal balance of mortgage loans contributing all or part of their cash flow to the respective track.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.